RECURRENT MLP & INFRASTRUCTURE FUND
SCHEDULE OF INVESTMENTS (Unaudited)
July 31, 2023

Shares		Fair Value
	COMMON STOCKS — 75.6%
	OIL & GAS PRODUCERS - 75.6%
908,605	AltaGas Ltd.	$ 17,936,983
2,202,445	Cenovus Energy, Inc.	41,890,504
179,698	Cheniere Energy, Inc.	29,085,918
304,734	Enbridge, Inc.	11,214,211
2,722,350	Equitrans Midstream Corporation	28,230,770
829,560	Keyera Corporation	20,767,941
1,261,964	Kinder Morgan, Inc.	22,349,383
222,459	Marathon Petroleum Corporation	29,591,496
984,549	Pembina Pipeline Corporation	31,190,512
265,106	Phillips 66	29,572,574
2,503,833	Plains GP Holdings, L.P., Class A	39,285,140
908,608	Suncor Energy, Inc.	28,430,344
329,779	Targa Resources Corporation	27,038,580
169,390	TC Energy Corporation	6,076,019
209,963	Valero Energy Corporation	27,066,330
782,467	Viper Energy Partners, L.P.	21,220,505
724,932	Williams Companies, Inc. (The)	24,973,908
	TOTAL COMMON STOCKS (Cost $323,105,730)	435,921,118

	MASTER LIMITED PARTNERSHIPS — 22.9%
	METALS & MINING - 2.3%
676,080	Alliance Resource Partners, L.P.	13,467,513

	OIL & GAS PRODUCERS - 20.6%
3,016,546	Energy Transfer, L.P.	40,089,896
983,593	Enterprise Products Partners, L.P.	26,075,050
250,343	Magellan Midstream Partners, L.P.	16,590,231
158,627	Sunoco, L.P.	7,271,462
1,006,885	Western Midstream Partners, L.P.	28,464,639
		118,491,278

	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $101,144,617)	131,958,791

RECURRENT MLP & INFRASTRUCTURE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
July 31, 2023

Shares		Fair Value
SHORT-TERM INVESTMENT — 2.1%
MONEY MARKET FUND - 2.1%
12,063,059	First American Government Obligations Fund, Class X, 5.18% (Cost $12,063,059)(a)	$ 12,063,059

	TOTAL INVESTMENTS - 100.6% (Cost $436,313,406)	$ 579,942,968
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6)%	(3,458,658)
	NET ASSETS - 100.0%	$ 576,484,310

L.P.	- Limited Partnership
Ltd.	- Limited Company

(a)	Rate disclosed is the seven day effective yield as of July 31, 2023.